UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18 Commerce Way

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

ATM Program

On August 8, 2019, Replimune Group, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with SVB Leerink LLC (the “Agent”), pursuant to which the Company may sell, from time to time, at its option, up to an aggregate of $75,000,000 of shares of the Company’s common stock, $0.001 par value per share (the “Shares”), through the Agent, as the Company’s sales agent.

Any Shares to be offered and sold under the Sales Agreement will be issued and sold (i) by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended or in negotiated transactions, if authorized by the Company and (ii) pursuant to, and only upon the effectiveness of, a registration statement on Form S-3 filed by the Company with the Securities and Exchange Commission on August 8, 2019 for an offering of up to $250,000,000 of various securities, including shares of the Company’s common stock, preferred stock, debt securities, warrants and/or units for sale to the public in one or more public offerings.

Subject to the terms of the Sales Agreement, the Agent will use commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurances that it will issue any Shares pursuant to the Sales Agreement. The Company will pay the Agent a commission of 3.0% of the gross proceeds from the sale of the Shares, if any. The Company has also agreed to provide the Agent with customary indemnification rights.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Term Loan Facility

On August 7, 2018, (the “Closing Date”) the Company and certain of its affiliates entered into a Loan and Security Agreement (the “Loan Agreement”) with Hercules Capital, Inc. (“Hercules”) pursuant to which Hercules agreed to make available to the Company a secured term loan facility in the amount of $30 million (the “Term Loan Facility”), subject to certain terms and conditions. The Company borrowed $10 million under the Loan Agreement in one advance as a single tranche Term Loan.

Advances under the Term Loan Facility bear interest at a rate per annum equal to the greater of either (i) the prime rate as reported in The Wall Street Journal plus 2.75%, and (ii) 8.75%. The Loan Agreement includes covenants, limitations, and events of default customary for similar facilities. The term of the Loan Agreement is four years, ending August 1, 2023.

Interest is payable on a monthly basis until March 1, 2022 (the “Amortization Date”). After the Amortization Date, payments shall consist of equal monthly installments of principal and interest payable the secured obligations are repaid in full.

The Company will pay a $225,000 facility charge on the Closing Date.

The Company may prepay the principal of any advance made pursuant to the terms of the Term Loan Facility at any time subject to a prepayment charge equal to: 3.0%, if such advance is prepaid in any of the first twelve (12) months following the Closing Date, 2.0%, if such advance is prepaid after twelve (12) months but prior to twenty four (24) months following the Closing Date, and 1.0%, if such advance is prepaid anytime thereafter. The Company will also pay a charge of equal to the product of 4.95% and the aggregate amount of any advance made pursuant to the terms of the Term Loan Facility.

The Term Loan Facility is secured by substantially all of the Company’s assets, but excluding its intellectual property, and subject to certain exceptions and exclusions.

The Loan Agreement contains customary covenants for transactions of this type and other covenants agreed to by the parties, including, among others, (i) the provision of delivery of annual and quarterly financial statements and insurance policies and (ii) restrictions on incurring debt, granting liens, making acquisitions, making loans, paying dividends, dissolving, and entering into leases and asset sales. The Loan Agreement also provides for customary events of default, including, among others, events of default relating to failure to make payment, bankruptcy, breach of covenants, breaches of representations and warranties, change of control, judgment and material adverse effects.

The foregoing descriptions of the Sales Agreement and the Loan Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Sales Agreement and Loan Agreement, respectively, which are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively and are each incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing description in Item 1.01 above regarding the Loan Agreement is incorporated into this Item 2.03 by reference. This description is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Sales Agreement, dated as of August 8, 2019, by and between Replimune Group, Inc. and SVB Leerink LLC (incorporated by reference to Exhibit 1.2 to Replimune Group, Inc.’s Registration Statement on Form S-3 filed on August 8, 2019).

10.2	Loan and Security Agreement by and among Replimune Group, Inc., Replimune, Inc., Replimune Limited and Hercules Capital, Inc., dated August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: August 8, 2019	By:	/s/ Philip Astley-Sparke
Philip Astley-Sparke
Executive Chairman